UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2024

Sow Good Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 N Union Bower Rd
Irving, TX 75061
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 623-6055

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	SOWG	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Effective February 15, 2024, Sow Good Inc. reincorporated to the State of Delaware from the State of Nevada under the name Sow Good Inc. (“Sow Good,” “us,” “our,” or the “Company”) pursuant to a plan of conversion (the “Plan of Conversion”), dated February 15, 2024 (the “Reincorporation”). The Reincorporation was effected by the Company filing (i) articles of conversion (the “Articles of Conversion”) with the Secretary of State of the State of Nevada, (ii) a certificate of conversion (the “Certificate of Conversion”) with the Secretary of State of the State of Delaware and (iii) a certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. In connection with the Reincorporation the Company also adopted Amended and Restated Bylaws (the “Bylaws”).

Previously, on January 9, 2024, the board of directors of the Company (the “Board”) and certain stockholders who hold a majority of the aggregate issued and outstanding shares of the Company’s voting stock (the “Voting Stockholders”) took action by written consent to approve the Reincorporation. On January 25, 2024, the Company filed with the Securities and Exchange Commission (the “SEC”) a Definitive Information Statement on Schedule 14C (the “Information Statement”) to provide notice to the Company’s stockholders of record of the Reincorporation. Upon effectiveness of the Reincorporation:

●
the affairs of the Company ceased to be governed by the Nevada Revised Statutes, as amended, the Company’s existing articles of incorporation and the Company’s existing bylaws, and the affairs of the Company became subject to the Delaware General Corporation Law, as amended, the Certificate of Incorporation and the Bylaws;

●
the shares of Sow Good’s issued and outstanding common stock, with a par value $0.0001 per share, converted into shares of the equivalent class of the Company’s Common Stock, each with a par value $0.0001 per share, on a 1 share of common stock to 1 share of common stock basis;

●	each director and officer of Sow Good will continue to hold his or her respective position with the Company;

●	each employee benefit, stock option or other similar plan of Sow Good will continue to be an employee benefit, stock option or other similar plan of the Company; and

●	the Company will continue to file periodic reports and other documents with the SEC.

Certain rights of the Company’s stockholders changed as a result of the Reincorporation, as more fully described in the Information Statement, which description is incorporated in its entirety herein by reference.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Articles of Conversion, the Certificate of Conversion, the Certificate of Incorporation and the Bylaws, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information included in Item 3.03 hereof is incorporated by reference herein in its entirety.

Item 8.01 Other Events

Pursuant to the Information Statement, the Company adopted the Sow Good Inc. 2024 Stock Incentive Plan (the “2024 Plan”) under which the Company may grant equity-based incentives through grants of awards to the eligible service providers in order to attract, motivate and retain the talent for which the Company competes. The Board and Voting Stockholders took action by written consent to approve the 2024 Plan. The 2024 Plan became effective as of the date of Reincorporation.

Employees, directors, consultants and other third-party service providers generally are eligible to receive awards under the 2024 Plan. The 2024 Plan is administered by the Company’s compensation committee of the Board, or in the case where no compensation committee exists, the Board, which may delegate its duties and responsibilities to the officers (referred to collectively as the “plan administrator”), subject to the limitations imposed under the 2024 Plan and applicable laws. The plan administrator has the authority to take all actions and make all determinations under the 2024 Plan, to interpret the 2024 Plan and award agreements, and to adopt, amend, and repeal rules for the administration of the 2024 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible participants receive awards, grant awards, and set the terms and conditions of all awards under the 2024 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2024 Plan.

The initial aggregate number of shares of the Company’s common stock available for issuance under the 2024 Plan is equal to 3,000,000 shares of common stock including the number of reserved shares not issued or subject to outstanding grants under each of the prior incentive plans as of the effective date. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2024 Plan is five times the aggregate number of shares available for issuance under the 2024 Plan. The foregoing share limits under the 2024 Plan are, in each case, subject to certain adjustments set forth therein.

A summary of the other material terms of the 2024 Plan is set forth in the Information Statement in the section titled “Adoption of the 2024 Plan” beginning on page 6 of the Information Statement, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the full text of the 2024 Plan and applicable forms of award agreements, copies of which are attached hereto as Exhibit 10.1, 10.2, 10.3, and 10.4.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

Exhibit No.	Description
2.1	Plan of Conversion, dated February 15, 2024
3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on February 15, 2024
3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on February 15, 2024
3.3	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on February 15, 2024
3.4	Amended and Restated Bylaws, effective February 15, 2024
10.1	Sow Good Inc. 2024 Stock Incentive Plan
10.2	Form of Stock Option Agreement
10.3	Form of Restricted Stock Agreement
10.4	Form of RSU Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

	By:	/s/ Claudia Goldfarb
	Name:	Claudia Goldfarb
	Title:	Chief Executive Officer

Dated: February 22, 2024